Longleaf Partners Small-Cap Fund Ticker: LLSCX

Summary Prospectus

May 1, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (SAI), each dated May 1, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, shareholder reports, and other information about the Fund online at www.longleafpartners.com/misc/prospectus.cfm. You can also get this information free by calling 1-800-445-9469 or by sending an e-mail request to help@llpf.com.

Investment Objective

Longleaf Partners Small-Cap Fund seeks long-term capital growth by investing primarily in a limited number of small-cap U.S. companies believed to be significantly undervalued.

Fees and Expenses

The following table shows the fees and expenses you may pay to buy and hold shares of the Small-Cap Fund.

Transaction Fees and Expenses (sales charges or loads) (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
12b-1 Fees	None
Other Expenses	0.15

Total Annual Fund Operating Expenses	0.95%

Example of Fund Expenses. This example helps compare the cost of investing in the Small-Cap Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. Your actual costs may be higher or lower than those shown.

1 Year	$97
3 Years	$303
5 Years	$525
10 Years	$1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.93% of the average value of its portfolio.

Principal Investment Strategy

Equity investments represent ownership in a business enterprise. The Fund seeks superior long-term performance by acquiring equity securities that meet our qualitative and quantitative criteria:

•	Good businesses that are understandable, financially sound, competitively entrenched, and generate growing free cash flow;

•	Good management partners who are capable operators, responsible capital allocators, trustworthy, and shareholder oriented;

•	Good price that is 60% or less of our conservative appraisal determined through financial analysis using disciplines consistently applied over 34 years. Equities purchased at prices substantially less than their intrinsic worth should protect capital from significant permanent loss and appreciate substantially if the market recognizes the company’s value.

The Small-Cap Fund normally invests at least 80% of net assets plus any borrowings for investment purposes in the equity securities, including convertible securities, of a limited number of companies whose market capitalizations at the time of purchase are considered small cap. The Fund primarily owns common stock but may purchase other types of securities as long as the investment meets our criteria. The Fund may invest up to 30% of assets in foreign securities, which could include emerging market issuers. If Southeastern cannot find qualifying investments, the Fund may hold cash in short-term government instruments. Current income is not an objective.

Definition of Small-Cap. Currently, a company will be considered small cap if its market capitalization at the time of purchase is within the range of companies in the Russell 2000 Index, the S&P Small-Cap 600 Index, or the Wilshire US Small-Cap Index during the most recent 12-month period (based on month-end data). This capitalization range will change over time. At March 31, 2010, the top of this range was $8.2 billion.

Principal Investment Risks

Stock Market Risk. Equity prices fluctuate and may decline in response to developments at individual companies or general economic conditions. If the value of your investment goes down and you redeem your shares, you could lose money. While the ability to hold shares through periods of volatility may protect long-term investors from permanent loss, investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks. As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds are not successful in addressing these risks, their business values and stock prices may decline, which would have a negative impact on the value of your Fund shares.

Non-Diversification Risk. The Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies. Each holding will have a greater impact on the Fund’s total return, and its share value could fluctuate more than if a greater number of securities were held.

Foreign Investment Risks. Foreign investment risks can include political and economic changes, foreign withholding taxes, exchange controls, confiscation, foreign governmental restrictions, differences in accounting standards, more limited availability of public information, and currency fluctuations. These risks may be more pronounced in emerging markets.

Small-Cap Risks. Smaller companies may have more limited product lines, markets, and financial resources than larger companies. In addition, their securities may trade less frequently and in more limited volume than those of larger companies. Small-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, our ability to dispose of such securities may be more limited.

Performance

The bar chart and performance table illustrate the variability of returns and provide some indication of the risks of investing by showing the changes in performance from year to year, as well as how the Fund’s average annual returns for the 1, 5 and 10 years compare with a broad-based securities market index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the Future. Free updated performance information can be obtained at www.longleafpartners.com, or (800)445-9469.
Average Annual Total Returns
(for the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Longleaf Partners Small-Cap Fund (net of fees and expenses)
Return Before Taxes	49.31%	3.13%	8.23%
Return After Taxes* on Distributions	49.31	1.65	6.88
Return After Taxes* on Distributions and Sale of Fund Shares	32.05	2.61	6.96
Comparative Index (reflects no deductions for fees, expenses, or taxes)
Russell 2000 Index	27.17	0.51	3.51

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Numbers in parentheses are negative.

Management

Southeastern Asset Management, Inc. (“Southeastern”) is the Fund’s investment adviser. The Following serve as portfolio managers:

•	O. Mason Hawkins, Chairman of the Board and CEO of Southeastern. Fund manager since 1989.

•	G. Staley Cates, President of Southeastern. Fund manager since 1994.

Purchase and Sale of Fund Shares

Minimum investment
$10,000 initial purchase (closed to new investors)
No minimum for additional purchases
Shares of the Fund may be purchased or redeemed on any day the New York Stock Exchange is open for trading.

Regular mail instructions: PO Box 9694 Providence, RI 02940-9694	Overnight mail: 101 Sabin St. Pawtucket, RI 02860

Telephone requests: (800) 445-9469, option 0

Wire transfers also accepted.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan.